MARKETABLE SECURITIES AND FAIR VALUE MEASUREMENTS (Schedule of Debt Securities on Maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Marketable Securities and Fair Value Measurement [Abstract]
Due within one year	$ 243,094	$ 61,120
1 to 2 years	124,037	141,034
2 to 3 years	7,458	92,376
Total	$ 374,589	$ 294,530